                                                                    Exhibit 25.1

                                   FORM T-1
                ==============================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              ------------------

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                              ------------------

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                           SECTION 305(B)(2) _______

                              ------------------

                UNITED STATES TRUST COMPANY OF NEW YORK (Exact
                 name of trustee as specified in its charter)


            New York                                           13-3818954
  (Jurisdiction of incorporation                            (I.R.S. employer
   if not a U.S. national bank)                            identification No.)


    114 West 47th Street                                       10036-1532
        New York, NY                                           (Zip Code)
    (Address of principal
      executive offices)

                              ------------------

                                Radio One, Inc.
              (Exact name of obligor as specified in its charter)


            Delaware                                            52-1166660
  (State or other jurisdiction of                            (I.R.S. employer
  incorporation or organization)                            identification No.)

     5900 Princess Garden Parkway
             7/th/ Floor                                        20706-2969
             Lanham, MD                                         (Zip Code)
(Address of principal executive offices)

                              ------------------

                           Radio One Licenses, Inc.
            (Exact name of registrant as specified in its charter)

           Delaware                                           52-2037797
   (State or other jurisdiction of                         (I.R.S. employer
   incorporation or organization)                         identification No.)

   5900 Princess Garden Parkway
           7/th/ Floor                                        20706-2969
           Lanham, MD                                         (Zip Code)
(Address of principal executive offices)

                              ------------------

                         WYCB Acquisition Corporation
            (Exact name of registrant as specified in its charter)

             Delaware                                         52-2091213
   (State or other jurisdiction of                         (I.R.S. employer
   incorporation or organization)                         identification No.)

     5900 Princess Garden Parkway
             7/th/ Floor                                      20706-2969
             Lanham, MD                                       (Zip Code)
(Address of principal executive offices)

                              ------------------

                           Broadcast Holdings, Inc.
            (Exact name of registrant as specified in its charter)

      District of Columbia                                    52-1672361
  (State or other jurisdiction of                          (I.R.S. employer
 incorporation or organization)                           identification No.)

   5900 Princess Garden Parkway
            7/th/ Floor                                       20706-2969
             Lanham, MD                                       (Zip Code)
(Address of principal executive offices)

                              ------------------

                           Bell Broadcasting Company
            (Exact name of registrant as specified in its charter)

             Michigan                                          38-153-7987
   (State or other jurisdiction of                          (I.R.S. employer
   incorporation or organization)                          identification No.)

    5900 Princess Garden Parkway
            7/th/ Floor                                         20706-2969
            Lanham, MD                                          (Zip Code)
(Address of principal executive offices)

                              ------------------

                          Radio One of Detroit, Inc.
            (Exact name of registrant as specified in its charter)

             Delaware                                           52-2107351
  (State or other jurisdiction of                           (I.R.S. employer
   incorporation or organization)                          identification No.)

    5900 Princess Garden Parkway
            7/th/ Floor                                         20706-2969
            Lanham, MD                                          (Zip Code)
(Address of principal executive offices)

                              ------------------

                              Allur-Detroit, Inc.
            (Exact name of registrant as specified in its charter)

             Delaware                                          23-2701497
   (State or other jurisdiction of                          (I.R.S. employer
    incorporation or organization)                         identification No.)

    5900 Princess Garden Parkway
            7/th/ Floor                                         20706-2969
            Lanham, MD                                          (Zip Code)
(Address of principal executive offices)

                              ------------------

                             Allur Licenses, Inc.
            (Exact name of registrant as specified in its charter)

                Delaware                                       52-2135916
    (State or other jurisdiction of                         (I.R.S. employer
     incorporation or organization)                        identification No.)

      5900 Princess Garden Parkway
            7/th /Floor                                         20706-2969
            Lanham, MD                                          (Zip Code)
(Address of principal executive offices)

                              ------------------

                          Radio One of Atlanta, Inc.
            (Exact name of registrant as specified in its charter)

               Delaware                                        52-1925992
    (State or other jurisdiction of                         (I.R.S. employer
    incorporation or organization)                         identification No.)

     5900 Princess Garden Parkway
            7/th/ Floor                                        20706-2969
            Lanham, MD                                         (Zip Code)
(Address of principal executive offices)

                              ------------------

                              ROA Licenses, Inc.
            (Exact name of registrant as specified in its charter)

               Delaware                                          52-2148748
    (State or other jurisdiction of                          (I.R.S. employer
     incorporation or organization)                         identification No.)

      5900 Princess Garden Parkway
           7/th/ Floor                                           20706-2969
           Lanham, MD                                            (Zip Code)
(Address of principal executive offices)

                              ------------------

                         Dogwood Communications, Inc.
            (Exact name of registrant as specified in its charter)

               Delaware                                       58-2245632
     (State or other jurisdiction of                       (I.R.S. employer
     incorporation or organization)                       identification No.)

     5900 Princess Garden Parkway
             7/th/ Floor                                      20706-2969
             Lanham, MD                                       (Zip Code)
(Address of principal executive offices)

                              ------------------

                            Dogwood Licenses, Inc.
            (Exact name of registrant as specified in its charter)

               Delaware                                      52-2158013
     (State or other jurisdiction of                     (I.R.S. employer
     incorporation or organization)                      identification No.)

       5900 Princess Garden Parkway
               7/th/ Floor                                   20706-2969
               Lanham, MD                                    (Zip Code)
(Address of principal executive offices)


                              ------------------

                          Radio One of Charlotte, LLC
            (Exact name of registrant as specified in its charter)

             Delaware                                         57-1103928
  (State or other jurisdiction of                          (I.R.S. employer
   incorporation or organization)                         identification No.)

   5900 Princess Garden Parkway
             7/th/ Floor                                      20706-2969
             Lanham, MD                                       (Zip Code)
(Address of principal executive offices)

                              ------------------

                          Radio One of Augusta, Inc.
            (Exact name of registrant as specified in its charter)

             Delaware                                        52-2256223
  (State or other jurisdiction of                         (I.R.S. employer
   incorporation or organization)                        identification No.)

    5900 Princess Garden Parkway
             7/th/ Floor                                     20706-2969
             Lanham, MD                                      (Zip Code)
(Address of principal executive offices)

                              ------------------

                     Davis Broadcasting of Charlotte, Inc.
            (Exact name of registrant as specified in its charter)

              Delaware                                        58-2200546
    (State or other jurisdiction of                        (I.R.S. employer
    incorporation or organization)                        identification No.)

     5900 Princess Garden Parkway
             7/th/ Floor                                      20706-2969
             Lanham, MD                                       (Zip Code)
(Address of principal executive offices)

                              ------------------

                       Radio One of North Carolina, Inc.
            (Exact name of registrant as specified in its charter)

               Delaware                                       52-2256127
     (State or other jurisdiction of                      (I.R.S. employer
     incorporation or organization)                      identification No.)

      5900 Princess Garden Parkway
              7/th/ Floor                                     20706-2969
              Lanham, MD                                      (Zip Code)
(Address of principal executive offices)

                              ------------------

                           Radio One of Boston, Inc.
            (Exact name of registrant as specified in its charter)

              Delaware                                         52-2297366
    (State or other jurisdiction of                         (I.R.S. employer
    incorporation or organization)                        identification No.)

      5900 Princess Garden Parkway
              7/th/ Floor                                      20706-2969
              Lanham, MD                                       (Zip Code)
(Address of principal executive offices)

                              ------------------

                      Radio One of Boston Licenses, Inc.
            (Exact name of registrant as specified in its charter)

             Delaware                                       52-2297370
  (State or other jurisdiction of                        (I.R.S. employer
  incorporation or organization)                        identification No.)

      5900 Princess Garden Parkway
               7/th/ Floor                                   20706-2969
               Lanham, MD                                    (Zip Code)
(Address of principal executive offices)

                              ------------------

                       Blue Chip Merger Subsidiary, Inc.
            (Exact name of registrant as specified in its charter)

                 Delaware                                  [Applied For]
     (State or other jurisdiction of                     (I.R.S. employer
     incorporation or organization)                     identification No.)

      5900 Princess Garden Parkway
              7/th/ Floor                                    20706-2969
              Lanham, MD                                     (Zip Code)
(Address of principal executive offices)

                              ------------------
                   8 7/8% Senior Subordinated Notes due 2011
                                   Series B
                      (Title of the indenture securities)
                ==============================================

                                    GENERAL


1.   General Information
     -------------------

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

             Federal Reserve Bank of New York (2nd District), New York, New York
                  (Board of Governors of the Federal Reserve System)
             Federal Deposit Insurance Corporation, Washington, D.C.
             New York State Banking Department, Albany, New York

     (b)     Whether it is authorized to exercise corporate trust powers.

             The trustee is authorized to exercise corporate trust powers.

2.   Affiliations with the Obligor
     -----------------------------

     If the obligor is an affiliate of the trustee, describe each such affiliation.

             None

3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15:

     Radio One, Inc. currently is not in default under any of its outstanding securities for which United States Trust Company of New York is Trustee. Accordingly, responses to Items 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15 of Form T-1 are not required under General Instruction B.

16.  List of Exhibits
     ----------------

     T-1.1   --       Organization Certificate, as amended, issued by the State
                      of New York Banking Department to transact business as a Trust Company, is incorporated by reference to Exhibit T-
                      1.1 to Form T-1 filed on September 15, 1995 with the
                      Commission pursuant to the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990
                      (Registration No. 33-97056).

     T-1.2   --       Included in Exhibit T-1.1.

     T-1.3   --       Included in Exhibit T-1.1.

16.  List of Exhibits
     ----------------
     (cont'd)

     T-1.4   --       The By-Laws of United States Trust Company of New York, as
                      amended, is incorporated by reference to Exhibit T-1.4 to Form T-1 filed on September 15, 1995 with the Commission pursuant to the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990 (Registration No.
                      33-97056).

     T-1.6   --       The consent of the trustee required by Section 321(b) of
                      the Trust Indenture Act of 1939, as amended by the Trust
                      Indenture Reform Act of 1990.

     T-1.7   --       A copy of the latest report of condition of the trustee
                      pursuant to law or the requirements of its supervising or examining authority.

NOTE
====

As of June 28, 2001, the trustee had 2,999,029 shares of Common Stock outstanding, all of which are owned by its parent company, U.S. Trust Corporation. The term "trustee" in Item 2, refers to each of United States Trust Company of New York and its parent company, U. S. Trust Corporation.

In answering Item 2 in this statement of eligibility as to matters peculiarly within the knowledge of the obligor or its directors, the trustee has relied upon information furnished to it by the obligor and will rely on information to be furnished by the obligor and the trustee disclaims responsibility for the accuracy or completeness of such information.

                              ------------------

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, United States Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 28th day of June, 2001.

UNITED STATES TRUST COMPANY
    OF NEW YORK, Trustee

By: /s/ Louis P. Young
    ----------------------------
    Louis P. Young
    Vice President

                                                          Exhibit T-1.6
                                                          -------------

       The consent of the trustee required by Section 321(b) of the Act.

                    United States Trust Company of New York
                             114 West 47th Street
                              New York, NY 10036

March 10, 2000



Securities and Exchange Commission
450 5th Street, N.W.
Washington, DC  20549

Gentlemen:

Pursuant to the provisions of Section 321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and subject to the limitations set forth therein, United States Trust Company of New York ("U.S. Trust") hereby consents that reports of examinations of U.S. Trust by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.




Very truly yours,


UNITED STATES TRUST COMPANY
         OF NEW YORK


         /s/Gerard F. Ganey
         -----------------------
By:      Gerard F. Ganey
         Senior Vice President

                                                                   EXHIBIT T-1.7

                    UNITED STATES TRUST COMPANY OF NEW YORK
                      CONSOLIDATED STATEMENT OF CONDITION
                                MARCH 31, 2001
                                --------------
                               ($ IN THOUSANDS)

ASSETS
------
Cash and Due from Banks                                        $         60,744
Short-Term Investments                                                   61,956

Securities, Available for Sale                                          687,786

Loans                                                                 2,866,204
Less: Allowance for Credit Losses                                        17,858
                                                               ----------------
      Net Loans                                                       2,848,346
Premises and Equipment                                                   65,105
Other Assets                                                            264,387
                                                               ----------------
      Total Assets                                             $      3,988,324
                                                               ================

LIABILITIES
-----------
Deposits:
      Non-Interest Bearing                                     $        635,939
      Interest Bearing                                                2,338,442
                                                               ----------------
         Total Deposits                                               2,974,381

Short-Term Credit Facilities                                            383,958
Accounts Payable and Accrued Liabilities                                300,828
                                                               ----------------
      Total Liabilities                                        $      3,659,167
                                                               ================

STOCKHOLDER'S EQUITY
--------------------
Common Stock                                                             14,995
Capital Surplus                                                         208,551
Retained Earnings                                                       123,254

Accumulated Other comprehensive Income                                  (17,643)
                                                                ----------------

Total Stockholder's Equity                                               329,157
                                                                ----------------
   Total Liabilities and
   Stockholder's Equity                                         $      3,988,324
                                                                ================

I, Richard E. Brinkmann, Managing Director & Comptroller of the named bank do hereby declare that this Statement of Condition has been prepared in conformance with the instructions issued by the appropriate regulatory authority and is true to the best of my knowledge and belief.

Richard E. Brinkmann, Managing Director & Controller

April 16, 2001